Exhibit 10.1
SPARTECH CORPORATION
SEVERANCE AND NON-COMPETITION POLICY
Policy
It shall be the general practice of Spartech Corporation (the “Company”) to enter into a Severance and Noncompetition Agreement with each officer employed by the Company whose compensation is subject to the authority of the Compensation Committee of the Board of Directors. The Severance and Noncompetition Agreement shall generally be in the form attached hereto as Exhibit A and incorporated herein by reference; however, with respect to the Chief Executive Officer of the Company, the Severance and Noncompetition Agreement shall be in the form attached hereto as Exhibit B, and with respect to any Chief Financial Officer, General Counsel or Executive Vice President of the Company, the Severance and Noncompetition Agreement shall be in the form attached hereto as Exhibit C. Subject to the terms of the Compensation Committee Charter, the Board of Directors delegates to the Compensation Committee full authority to make any determinations regarding amendments to the terms of the attached Severance and Noncompetition Agreements or the interpretation of the provisions of this Policy, in its sole discretion, and to oversee the administration of this Policy.
Amendment
The Board of Directors shall have the unilateral right to amend, waive or cancel this Policy at any time if it determines in its sole discretion that such action would be in the best interests of the Corporation and its stockholders.

EXHIBIT A
SEVERANCE AND NONCOMPETITION AGREEMENT
     THIS SEVERANCE AND NONCOMPETITION AGREEMENT (this “Agreement”) is made by and between SPARTECH CORPORATION, a Delaware corporation (together with its subsidiaries, the “Company”) and                                          (“Employee”) effective as of the ___ day of                     , 20___.
     In consideration of the terms and conditions hereof, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Employee agree as follows:
     1. Severance.
     (a) If Employee’s employment with the Company is terminated by the Company for any reason other than for Cause, or if Employee’s employment with the Company is terminated by the Company for any reason other than for Cause within 24 months following a Change in Control, or if Employee terminates his or her employment with the Company for Good Reason, Employee shall be entitled to receive as a severance payment to be paid in equal installments over the twelve months following Employee’s termination, and in accordance with the Company’s normal payroll practices, an aggregate amount equal to: (i) twelve months’ base salary at the highest rate paid to Employee during the three years prior to Employee’s termination, plus (ii) the average annual bonus awarded to Employee for the three fiscal years ended prior to Employee’s termination (or for the period of Employee’s employment by the Company if less than three years), provided, however, in the event the termination occurs during the first fiscal year of Employee’s employment and prior to the award of an annual bonus, the calculation of the bonus portion of the severance payment under this subsection 1(a)(ii) shall be based on Employee’s target bonus for the fiscal year in which termination occurs. In addition to the foregoing severance payment, Employee shall be entitled to receive during the twelve months following Employee’s termination continuing health insurance benefits at least equal to the benefits received by Employee at the time of termination.
     (b) As used herein:
     “Cause” means, in each case in the reasonable discretion of the Company’s board of directors (the “Board”): (i) Employee being charged with commission of a crime that constitutes a felony (provided that if following Employee’s termination the charges are dropped or Employee is acquitted then Employee shall be entitled to the severance payment); (ii) acts of Employee which constitute willful fraud or dishonesty on the part of Employee in connection with his or her duties; (iii) Employee willfully engaging in conduct materially injurious to the Company or gross misconduct, including but not limited to the willful or grossly negligent failure or refusal of Employee to comply with the lawful instruction of the Board or Employee’s supervisor, after a written demand for compliance is delivered to Employee by the Board or Employee’s supervisor which specifically identifies the manner in which the Board or Employee’s supervisor believes that Employee has violated this provision; (iv) Employee’s failure, whether or not intentional, to fully comply with: (a) the Company’s Code of Business Conduct and Ethics for Directors, Officers and Employees, (b) the Company’s Code of Ethics for Chief Executive Officer and Senior Financial Officers; or (c) the Company’s Statement of Policy Regarding Securities Trades by Company Personnel; or (v) Employee’s failure to fully cooperate in good faith with any internal, governmental or regulatory investigation involving or in any way related to the Company or its operations. Any act or failure to act based upon authority given pursuant to a resolution duly adopted by the Board or based on the advice of a senior officer or counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by Employee in good faith and in the best interests of the Company.
     “Change in Control” means the successful consummation of a transaction resulting in a change in the ownership or effective control of the Company or ownership of a substantial portion of the assets of the Company within the meaning of Section 409A(a)(2)(C)(v) of the Internal Revenue Code of 1986, as amended, or any successor statute (“Code”).
     “Good Reason” means any of the following: (i) one or more reductions of Employee’s base salary amounting to 10% or more from Employee’s highest previous base salary, provided that any reduction which is generally consistent with across-the-board reductions in pay of the Company as a whole shall not be counted for this purpose unless a Change in Control has occurred; (ii) the Company’s requiring Employee to be based at any office or location greater than 50 miles from the office of the Company at which Employee is employed as of the date of this Agreement; (iii) after a Change in Control, a relocation of the office of the Company at which Employee is employed as of the date of this Agreement more than 50 miles from its present location; or (iv) one or more other actions by the Company which collectively amount to a constructive discharge of Employee.
     (c) If Employee is a “specified employee” (within the meaning of Code Section 409A(a)(2)(B)(i)) of the Company at the time of his or her termination of employment with the Company and if the separation payments under Section (a) are on account of his or her “involuntary separation from service” (as defined in Treasury Regulation Section 1.409A-1(n), or a successor regulation), Employee shall receive payments during the six (6) month period immediately following the date of such termination as otherwise provided under Section (a) for such six month period except that the total amount of such payments shall not exceed the lesser of the amount specified under (i) Treasury Regulation Section 1.409A-1(b)(9)(iii)(A)(1) or (ii) Treasury Regulation Section 1.409A-1(b)(9)(iii)(A)(2) or successor regulations. To the extent the amounts otherwise payable during such six (6) month period under Section (a) exceed the amounts payable under the immediately preceding sentence, such excess amounts, together with interest on such amounts from the date of Employee’s termination of employment with the Company to the date of payment, shall be paid in a single sum on the first regular payroll date of the Company immediately following the six (6) month anniversary of the date of such termination. If the Company reasonably determines that such termination is not an “involuntary separation from service” (as defined in Treasury Regulation Section 1.409A-1(n), or a successor regulation), amounts otherwise payable during such six (6) month period immediately following the date of Employee’s termination under Section (a), together with interest on such amounts from the date of Employee’s termination of employment with the Company to the date of payment, shall be paid in a single sum on the first payroll date of the Company immediately following the six (6) month anniversary of such termination. For purposes of this Section (c), “interest” means the prime rate, as announced from time to time by the Company’s primary commercial bank during the six month period described above, plus two percentage points, compounded annually.
     2. Nondisclosure. During the period of Employee’s employment with the Company, and after the termination thereof for any reason, Employee agrees to use his or her best efforts to maintain and protect the secrecy of the Confidential Information and not to directly or indirectly undertake or attempt to undertake: (i) any disclosure of any Confidential Information to any other person or entity; (ii) to use any Confidential Information for Employee’s own purposes; (iii) to make any copies or reproductions of any Confidential Information; (iv) to authorize or permit any other person or entity to use, copy, disclose, publish or distribute any Confidential Information; or (v) any activity the Company is prohibited from undertaking or attempting to undertake by any of its present or future clients, customers, suppliers, vendors, consultants, agents or contractors. As used herein, “Confidential Information” means any knowledge, information or property relating to, or used or possessed by, the Company, and includes, without limitation, the following: trade secrets; manufacturing or production know-how, methods and processes, patents, copyrights, software (including, without limitation, all programs, specifications, applications, routines, subroutines, techniques and ideas for formulas); concepts, data, drawings, designs and documents; names of clients, customers, employees, agents, contractors, and suppliers; marketing information; financial information and other business records; and all copies of any of the foregoing, including notes, extracts, memoranda prepared or directed to be prepared by Employee based on any Confidential Information. Employee agrees that all information possessed by Employee, or disclosed to Employee, or to which Employee obtains access during the course of Employee’s employment with the Company shall be presumed to be Confidential Information under the terms of this Agreement. Confidential Information shall not include any information which is publicly available or which is generally known to persons employed in the plastics processing business. Upon termination of Employee’s employment with the Company for any reason, Employee agrees not to retain or remove from the Company’s premises any Confidential Information whatsoever, and to surrender the same to the Company, wherever it is located, immediately upon termination of Employee’s employment.
     3. Noncompetition/Nonsolicitation. Employee agrees that, during the term of Employee’s employment with the Company and for a period of one (1) year after the termination of Employee’s employment with the Company (whether such termination is with or without Cause or Good Reason or results from Employee’s resignation) Employee shall not, directly or indirectly, in any market in which the Company then is engaged in business activities (the “Geographic Area”): (i) engage in, consult with, be employed by or be connected with any business or activity which directly or indirectly competes with the

Company’s business (a “Competing Business”), (ii) canvass, solicit or accept any business from any of the Company’s current or former clients, (iii) own any interest in any Competing Business (provided, however, Employee may own up to 1% of the outstanding equity interests of any publicly traded Competing Business); (iv) assist others to open or operate any Competing Business; (v) solicit, recommend or induce any employee of the Company to terminate his or her employment with the Company; or (vi) solicit, recommend or induce any customers, suppliers or any other person or entity which has a business relationship with the Company to discontinue, reduce or modify such relationship.. Employee agrees and acknowledges that the Geographic Area is reasonable in scope and that the one (1) year period is reasonable in length. Employee has agreed to the foregoing noncompetition agreement because: (a) Employee recognizes that the Company has a legitimate interest in protecting the confidentiality of its business secrets (including the Confidential Information), (b) Employee agrees that such noncompetition agreement is not oppressive to Employee nor injurious to the public, and (c) the Company has provided specialized and valuable training and information to Employee.
     4. Injunction. Because the award of monetary damages would be an inadequate remedy, in the event of a breach or threatened breach by Employee of any of the provisions of this Agreement, the Company shall be entitled to an injunction restraining Employee from undertaking any such breach or threatened breach. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedies for such breach or threatened breach, including the recovery of damages from Employee.
     5. Amendment. No amendment, whether express or implied, to this Agreement shall be effective unless it is in writing and signed by both parties hereto.
     6. Waiver. No consent or waiver, express or implied, by the Company to or of any breach or default by Employee in the performance of his or her agreements hereunder shall operate as a consent to or waiver of any other breach or default in the performance of the same or any other obligations of Employee hereunder. The Company’s failure to complain of any such breach or default shall not constitute a waiver by the Company of its rights hereunder, irrespective of how long such failure continues.
     7. Governing Law; Venue. This Agreement shall be governed by, and construed under, the laws of the State of Delaware. Each of the parties submits to the jurisdiction of the state court sitting in St. Louis County, Missouri or federal court sitting in St. Louis, Missouri, in any action or proceeding arising out of or relating to this Agreement and agrees that all such claims may be heard and determined in any such court.
     8. Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. In addition, should any time or area restriction contained herein be found by a court to be unreasonable, such restriction shall nevertheless remain as to the time or area such court finds reasonable, and as so amended, shall be enforced.
     9. Miscellaneous. This Agreement shall apply to all periods when Employee is employed by the Company irrespective of whether or not this Agreement is re-executed at the beginning of each such period. This Agreement is binding upon and shall inure to the benefit of the parties’ heirs, representatives, affiliates, successors or assigns. The use of any gender shall include all other genders.

SPARTECH CORPORATION	EMPLOYEE

By:

Name:	Name:

Title:	Title:

EXHIBIT B
SEVERANCE AND NONCOMPETITION AGREEMENT
     THIS SEVERANCE AND NONCOMPETITION AGREEMENT (this “Agreement”) is made by and between SPARTECH CORPORATION, a Delaware corporation (together with its subsidiaries, the “Company”) and                                          (“Employee”) effective as of the ___ day of                     , 20___.
     In consideration of the terms and conditions hereof, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Employee agree as follows:
     1. Severance.
     (a) If Employee’s employment with the Company is terminated by the Company for any reason other than for Cause, or if Employee’s employment with the Company is terminated by the Company for any reason other than for Cause within 24 months following a Change in Control, or if Employee terminates his or her employment with the Company for Good Reason, Employee shall be entitled to receive as a severance payment to be paid in equal installments over the twenty-four months following Employee’s termination, and in accordance with the Company’s normal payroll practices, an aggregate amount equal to: (i) twenty-four months’ base salary (or thirty months’ base salary, in the event the termination results from a Change in Control) at the highest rate paid to Employee during the three years prior to Employee’s termination, plus (ii) two times the average annual bonus awarded to Employee for the three fiscal years ended prior to Employee’s termination (or for the period of Employee’s employment by the Company if less than three years), such bonus to be multiplied by 2.5 in the event the termination results from a Change in Control; provided, however, in the event the termination occurs during the first fiscal year of Employee’s employment and prior to the award of an annual bonus, the calculation of the bonus portion of the severance payment under this subsection 1(a)(ii) shall be based on Employee’s target bonus for the fiscal year in which termination occurs. In addition to the foregoing severance payment, Employee shall be entitled to receive during the twenty-four months following Employee’s termination (or thirty months, in the event the termination results from a Change in Control) continuing health insurance benefits at least equal to the benefits received by Employee at the time of termination.
     (b) As used herein:
     “Cause” means, in each case in the reasonable discretion of the Company’s board of directors (the “Board”): (i) Employee being charged with commission of a crime that constitutes a felony (provided that if following Employee’s termination the charges are dropped or Employee is acquitted then Employee shall be entitled to the severance payment); (ii) acts of Employee which constitute willful fraud or dishonesty on the part of Employee in connection with his or her duties; (iii) Employee willfully engaging in conduct materially injurious to the Company or gross misconduct, including but not limited to the willful or grossly negligent failure or refusal of Employee to comply with the lawful instruction of the Board, after a written demand for compliance is delivered to Employee by the Board which specifically identifies the manner in which the Board believes that Employee has violated this provision; (iv) Employee’s failure, whether or not intentional, to fully comply with: (a) the Company’s Code of Business Conduct and Ethics for Directors, Officers and Employees, (b) the Company’s Code of Ethics for Chief Executive Officer and Senior Financial Officers; or (c) the Company’s Statement of Policy Regarding Securities Trades by Company Personnel; or (v) Employee’s failure to fully cooperate in good faith with any internal, governmental or regulatory investigation involving or in any way related to the Company or its operations. Any act or failure to act based upon authority given pursuant to a resolution duly adopted by the Board or based on the advice of a senior officer or counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by Employee in good faith and in the best interests of the Company.
     “Change in Control” means the successful consummation of a transaction resulting in a change in the ownership or effective control of the Company or ownership of a substantial portion of the assets of the Company within the meaning of Section 409A(a)(2)(C)(v) of the Internal Revenue Code of 1986, as amended, or any successor statute (“Code”).
     “Good Reason” means any of the following: (i) one or more reductions of Employee’s base salary amounting to 10% or more from Employee’s highest previous base salary, provided that any reduction which is generally consistent with across-the-board reductions in pay of the Company as a whole shall not be counted for this purpose unless a Change in Control has occurred; (ii) the Company’s requiring Employee to be based at any office or location greater than 50 miles from the principal executive offices of the Company; (iii) after a Change in Control, a relocation of the principal offices of the Company more than 50 miles from its present location; or (iv) one or more other actions by the Company which collectively amount to a constructive discharge of Employee.
     (c) If Employee is a “specified employee” (within the meaning of Code Section 409A(a)(2)(B)(i)) of the Company at the time of his or her termination of employment with the Company and if the separation payments under Section (a) are on account of his or her “involuntary separation from service” (as defined in Treasury Regulation Section 1.409A-1(n), or a successor regulation), Employee shall receive payments during the six (6) month period immediately following the date of such termination as otherwise provided under Section (a) for such six month period except that the total amount of such payments shall not exceed the lesser of the amount specified under (i) Treasury Regulation Section 1.409A-1(b)(9)(iii)(A)(1) or (ii) Treasury Regulation Section 1.409A-1(b)(9)(iii)(A)(2) or successor regulations. To the extent the amounts otherwise payable during such six (6) month period under Section (a) exceed the amounts payable under the immediately preceding sentence, such excess amounts, together with interest on such amounts from the date of Employee’s termination of employment with the Company to the date of payment, shall be paid in a single sum on the first regular payroll date of the Company immediately following the six (6) month anniversary of the date of such termination. If the Company reasonably determines that such termination is not an “involuntary separation from service” (as defined in Treasury Regulation Section 1.409A-1(n), or a successor regulation), amounts otherwise payable during such six (6) month period immediately following the date of Employee’s termination under Section (a), together with interest on such amounts from the date of Employee’s termination of employment with the Company to the date of payment, shall be paid in a single sum on the first payroll date of the Company immediately following the six (6) month anniversary of such termination. For purposes of this Section (c), “interest” means the prime rate, as announced from time to time by the Company’s primary commercial bank during the six month period described above, plus two percentage points, compounded annually.
     2. Nondisclosure. During the period of Employee’s employment with the Company, and after the termination thereof for any reason, Employee agrees to use his or her best efforts to maintain and protect the secrecy of the Confidential Information and not to directly or indirectly undertake or attempt to undertake: (i) any disclosure of any Confidential Information to any other person or entity; (ii) to use any Confidential Information for Employee’s own purposes; (iii) to make any copies or reproductions of any Confidential Information; (iv) to authorize or permit any other person or entity to use, copy, disclose, publish or distribute any Confidential Information; or (v) any activity the Company is prohibited from undertaking or attempting to undertake by any of its present or future clients, customers, suppliers, vendors, consultants, agents or contractors. As used herein, “Confidential Information” means any knowledge, information or property relating to, or used or possessed by, the Company, and includes, without limitation, the following: trade secrets; manufacturing or production know-how, methods and processes, patents, copyrights, software (including, without limitation, all programs, specifications, applications, routines, subroutines, techniques and ideas for formulas); concepts, data, drawings, designs and documents; names of clients, customers, employees, agents, contractors, and suppliers; marketing information; financial information and other business records; and all copies of any of the foregoing, including notes, extracts, memoranda prepared or directed to be prepared by Employee based on any Confidential Information. Employee agrees that all information possessed by Employee, or disclosed to Employee, or to which Employee obtains access during the course of Employee’s employment with the Company shall be presumed to be Confidential Information under the terms of this Agreement. Confidential Information shall not include any information which is publicly available or which is generally known to persons employed in the plastics processing business. Upon termination of Employee’s employment with the Company for any reason, Employee agrees not to retain or remove from the Company’s premises any Confidential Information whatsoever, and to surrender the same to the Company, wherever it is located, immediately upon termination of Employee’s employment.
     3. Noncompetition/Nonsolicitation. Employee agrees that, during the term of Employee’s employment with the Company and for a period of one (1) year after the termination of Employee’s employment with the Company (whether such termination is with or without Cause or Good Reason or results from Employee’s resignation) Employee shall not, directly or indirectly, in any market in which the Company then is engaged in business activities (the “Geographic Area”): (i) engage in, consult with, be employed by or be connected with any business or activity which directly or indirectly competes with the Company’s business (a “Competing Business”), (ii) canvass, solicit or accept any business from any of the Company’s current or former clients, (iii) own any interest in any Competing Business (provided, however, Employee may own up to 1% of the outstanding equity interests of any publicly traded Competing Business); (iv) assist others to open or operate any Competing Business; (v) solicit, recommend or induce any employee of the Company to terminate his or her employment with the Company; or (vi) solicit, recommend or induce any customers, suppliers or any other person or entity which has a business relationship with the Company to discontinue, reduce or modify such relationship.. Employee agrees and acknowledges that the Geographic Area is reasonable in scope and that the one (1) year period is reasonable in length. Employee has agreed to the foregoing noncompetition agreement because: (a) Employee recognizes that the Company has a legitimate interest in protecting the confidentiality of its business secrets (including the Confidential Information), (b) Employee agrees that such noncompetition agreement is not oppressive to Employee nor injurious to the public, and (c) the Company has provided specialized and valuable training and information to Employee.
     4. Injunction. Because the award of monetary damages would be an inadequate remedy, in the event of a breach or threatened breach by Employee of any of the provisions of this Agreement, the Company shall be entitled to an injunction restraining Employee from undertaking any such breach or threatened breach. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedies for such breach or threatened breach, including the recovery of damages from Employee.
     5. Amendment. No amendment, whether express or implied, to this Agreement shall be effective unless it is in writing and signed by both parties hereto.
     6. Waiver. No consent or waiver, express or implied, by the Company to or of any breach or default by Employee in the performance of his or her agreements hereunder shall operate as a consent to or waiver of any other breach or default in the performance of the same or any other obligations of Employee hereunder. The Company’s failure to complain of any such breach or default shall not constitute a waiver by the Company of its rights hereunder, irrespective of how long such failure continues.
     7. Governing Law; Venue. This Agreement shall be governed by, and construed under, the laws of the State of Delaware. Each of the parties submits to the jurisdiction of the state court sitting in St. Louis County, Missouri or federal court sitting in St. Louis, Missouri, in any action or proceeding arising out of or relating to this Agreement and agrees that all such claims may be heard and determined in any such court.
     8. Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. In addition, should any time or area restriction contained herein be found by a court to be unreasonable, such restriction shall nevertheless remain as to the time or area such court finds reasonable, and as so amended, shall be enforced.
     9. Miscellaneous. This Agreement shall apply to all periods when Employee is employed by the Company irrespective of whether or not this Agreement is re-executed at the beginning of each such period. This Agreement is binding upon and shall inure to the benefit of the parties’ heirs, representatives, affiliates, successors or assigns. The use of any gender shall include all other genders.

SPARTECH CORPORATION	EMPLOYEE

By:

Name:	Name:

Title:	Title:

EXHIBIT C
SEVERANCE AND NONCOMPETITION AGREEMENT
     THIS SEVERANCE AND NONCOMPETITION AGREEMENT (this “Agreement”) is made by and between SPARTECH CORPORATION, a Delaware corporation (together with its subsidiaries, the “Company”) and                                          (“Employee”) effective as of the ___ day of                     , 20___.
     In consideration of the terms and conditions hereof, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Employee agree as follows:
     1. Severance.
     (a) If Employee’s employment with the Company is terminated by the Company for any reason other than for Cause, or if Employee’s employment with the Company is terminated by the Company for any reason other than for Cause within 24 months following a Change in Control, or if Employee terminates his or her employment with the Company for Good Reason, Employee shall be entitled to receive as a severance payment to be paid in equal installments over the twelve months following Employee’s termination, and in accordance with the Company’s normal payroll practices, an aggregate amount equal to: (i) twelve months’ base salary (or eighteen months’ base salary, in the event the termination results from a Change in Control) at the highest rate paid to Employee during the three years prior to Employee’s termination, plus (ii) the average annual bonus awarded to Employee for the three fiscal years ended prior to Employee’s termination (or for the period of Employee’s employment by the Company if less than three years); provided, however, in the event the termination occurs during the first fiscal year of Employee’s employment and prior to the award of an annual bonus, the calculation of the bonus portion of the severance payment under this subsection 1(a)(ii) shall be based on Employee’s target bonus for the fiscal year in which termination occurs. In addition to the foregoing severance payment, Employee shall be entitled to receive during the twelve months following Employee’s termination (or eighteen months, in the event the termination results from a Change in Control) continuing health insurance benefits at least equal to the benefits received by Employee at the time of termination.
     (b) As used herein:
     “Cause” means, in each case in the reasonable discretion of the Company’s board of directors (the “Board”): (i) Employee being charged with commission of a crime that constitutes a felony (provided that if following Employee’s termination the charges are dropped or Employee is acquitted then Employee shall be entitled to the severance payment); (ii) acts of Employee which constitute willful fraud or dishonesty on the part of Employee in connection with his or her duties; (iii) Employee willfully engaging in conduct materially injurious to the Company or gross misconduct, including but not limited to the willful or grossly negligent failure or refusal of Employee to comply with the lawful instruction of the Board or Employee’s supervisor, after a written demand for compliance is delivered to Employee by the Board or Employee’s supervisor which specifically identifies the manner in which the Board or Employee’s supervisor believes that Employee has violated this provision; (iv) Employee’s failure, whether or not intentional, to fully comply with: (a) the Company’s Code of Business Conduct and Ethics for Directors, Officers and Employees, (b) the Company’s Code of Ethics for Chief Executive Officer and Senior Financial Officers; or (c) the Company’s Statement of Policy Regarding Securities Trades by Company Personnel; or (v) Employee’s failure to fully cooperate in good faith with any internal, governmental or regulatory investigation involving or in any way related to the Company or its operations. Any act or failure to act based upon authority given pursuant to a resolution duly adopted by the Board or based on the advice of a senior officer or counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by Employee in good faith and in the best interests of the Company.
     “Change in Control” means the successful consummation of a transaction resulting in a change in the ownership or effective control of the Company or ownership of a substantial portion of the assets of the Company within the meaning of Section 409A(a)(2)(C)(v) of the Internal Revenue Code of 1986, as amended, or any successor statute (“Code”).
     “Good Reason” means any of the following: (i) one or more reductions of Employee’s base salary amounting to 10% or more from Employee’s highest previous base salary, provided that any reduction which is generally consistent with across-the-board reductions in pay of the Company as a whole shall not be counted for this purpose unless a Change in Control has occurred; (ii) the Company’s requiring Employee to be based at any office or location greater than 50 miles from the office of the Company at which Employee is employed as of the date of this Agreement; (iii) after a Change in Control, a relocation of the office of the Company at which Employee is employed as of the date of this Agreement more than 50 miles from its present location; or (iv) one or more other actions by the Company which collectively amount to a constructive discharge of Employee.
     (c) If Employee is a “specified employee” (within the meaning of Code Section 409A(a)(2)(B)(i)) of the Company at the time of his or her termination of employment with the Company and if the separation payments under Section (a) are on account of his or her “involuntary separation from service” (as defined in Treasury Regulation Section 1.409A-1(n), or a successor regulation), Employee shall receive payments during the six (6) month period immediately following the date of such termination as otherwise provided under Section (a) for such six month period except that the total amount of such payments shall not exceed the lesser of the amount specified under (i) Treasury Regulation Section 1.409A-1(b)(9)(iii)(A)(1) or (ii) Treasury Regulation Section 1.409A-1(b)(9)(iii)(A)(2) or successor regulations. To the extent the amounts otherwise payable during such six (6) month period under Section (a) exceed the amounts payable under the immediately preceding sentence, such excess amounts, together with interest on such amounts from the date of Employee’s termination of employment with the Company to the date of payment, shall be paid in a single sum on the first regular payroll date of the Company immediately following the six (6) month anniversary of the date of such termination. If the Company reasonably determines that such termination is not an “involuntary separation from service” (as defined in Treasury Regulation Section 1.409A-1(n), or a successor regulation), amounts otherwise payable during such six (6) month period immediately following the date of Employee’s termination under Section (a), together with interest on such amounts from the date of Employee’s termination of employment with the Company to the date of payment, shall be paid in a single sum on the first payroll date of the Company immediately following the six (6) month anniversary of such termination. For purposes of this Section (c), “interest” means the prime rate, as announced from time to time by the Company’s primary commercial bank during the six month period described above, plus two percentage points, compounded annually.
     2. Nondisclosure. During the period of Employee’s employment with the Company, and after the termination thereof for any reason, Employee agrees to use his or her best efforts to maintain and protect the secrecy of the Confidential Information and not to directly or indirectly undertake or attempt to undertake: (i) any disclosure of any Confidential Information to any other person or entity; (ii) to use any Confidential Information for Employee’s own purposes; (iii) to make any copies or reproductions of any Confidential Information; (iv) to authorize or permit any other person or entity to use, copy, disclose, publish or distribute any Confidential Information; or (v) any activity the Company is prohibited from undertaking or attempting to undertake by any of its present or future clients, customers, suppliers, vendors, consultants, agents or contractors. As used herein, “Confidential Information” means any knowledge, information or property relating to, or used or possessed by, the Company, and includes, without limitation, the following: trade secrets; manufacturing or production know-how, methods and processes, patents, copyrights, software (including, without limitation, all programs, specifications, applications, routines, subroutines, techniques and ideas for formulas); concepts, data, drawings, designs and documents; names of clients, customers, employees, agents, contractors, and suppliers; marketing information; financial information and other business records; and all copies of any of the foregoing, including notes, extracts, memoranda prepared or directed to be prepared by Employee based on any Confidential Information. Employee agrees that all information possessed by Employee, or disclosed to Employee, or to which Employee obtains access during the course of Employee’s employment with the Company shall be presumed to be Confidential Information under the terms of this Agreement. Confidential Information shall not include any information which is publicly available or which is generally known to persons employed in the plastics processing business. Upon termination of Employee’s employment with the Company for any reason, Employee agrees not to retain or remove from the Company’s premises any Confidential Information whatsoever, and to surrender the same to the Company, wherever it is located, immediately upon termination of Employee’s employment.
     3. Noncompetition/Nonsolicitation. Employee agrees that, during the term of Employee’s employment with the Company and for a period of one (1) year after the termination of Employee’s employment with the Company (whether such termination is with or without Cause or Good Reason or results from Employee’s resignation) Employee shall not, directly or indirectly, in any market in which the

Company then is engaged in business activities (the “Geographic Area”): (i) engage in, consult with, be employed by or be connected with any business or activity which directly or indirectly competes with the Company’s business (a “Competing Business”), (ii) canvass, solicit or accept any business from any of the Company’s current or former clients, (iii) own any interest in any Competing Business (provided, however, Employee may own up to 1% of the outstanding equity interests of any publicly traded Competing Business); (iv) assist others to open or operate any Competing Business; (v) solicit, recommend or induce any employee of the Company to terminate his or her employment with the Company; or (vi) solicit, recommend or induce any customers, suppliers or any other person or entity which has a business relationship with the Company to discontinue, reduce or modify such relationship.. Employee agrees and acknowledges that the Geographic Area is reasonable in scope and that the one (1) year period is reasonable in length. Employee has agreed to the foregoing noncompetition agreement because: (a) Employee recognizes that the Company has a legitimate interest in protecting the confidentiality of its business secrets (including the Confidential Information), (b) Employee agrees that such noncompetition agreement is not oppressive to Employee nor injurious to the public, and (c) the Company has provided specialized and valuable training and information to Employee.
     4. Injunction. Because the award of monetary damages would be an inadequate remedy, in the event of a breach or threatened breach by Employee of any of the provisions of this Agreement, the Company shall be entitled to an injunction restraining Employee from undertaking any such breach or threatened breach. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedies for such breach or threatened breach, including the recovery of damages from Employee.
     5. Amendment. No amendment, whether express or implied, to this Agreement shall be effective unless it is in writing and signed by both parties hereto.
     6. Waiver. No consent or waiver, express or implied, by the Company to or of any breach or default by Employee in the performance of his or her agreements hereunder shall operate as a consent to or waiver of any other breach or default in the performance of the same or any other obligations of Employee hereunder. The Company’s failure to complain of any such breach or default shall not constitute a waiver by the Company of its rights hereunder, irrespective of how long such failure continues.
     7. Governing Law; Venue. This Agreement shall be governed by, and construed under, the laws of the State of Delaware. Each of the parties submits to the jurisdiction of the state court sitting in St. Louis County, Missouri or federal court sitting in St. Louis, Missouri, in any action or proceeding arising out of or relating to this Agreement and agrees that all such claims may be heard and determined in any such court.
     8. Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. In addition, should any time or area restriction contained herein be found by a court to be unreasonable, such restriction shall nevertheless remain as to the time or area such court finds reasonable, and as so amended, shall be enforced.
     9. Miscellaneous. This Agreement shall apply to all periods when Employee is employed by the Company irrespective of whether or not this Agreement is re-executed at the beginning of each such period. This Agreement is binding upon and shall inure to the benefit of the parties’ heirs, representatives, affiliates, successors or assigns. The use of any gender shall include all other genders.

SPARTECH CORPORATION	EMPLOYEE

By:

Name:	Name:

Title:	Title: